Exhibit 99

NOTICE OF CONDITIONAL REDEMPTION
To the Registered Owners of the
New York State Energy Research and Development Authority
Facilities Revenue Bonds
(Consolidated Edison Company of New York, Inc. Project)
Series 1999A, 2001B, 2004A and 2004B

NOTICE IS HEREBY GIVEN, pursuant to the trust indentures, and any supplemental trust indenture thereto, between New York State Energy Research and Development Authority (the “Authority”) and The Bank of New York Mellon, as trustee or successor trustee, as applicable (the “Trustee”), under which the subseries of the above-referenced bonds (the “Bonds”) were issued on the original issue dates shown below, that each subseries of the Bonds is subject to optional redemption at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, (the “Redemption Price”) on the redemption date for the subseries of the Bonds shown below (the “Redemption Date”):

Subseries	Issue Date	Maturity Date	Principal Amount	Redemption Date	CUSIP No. *
1999A-1	July 24, 2001	May 1, 2034	$97,600,000	July 25, 2018	64984EBX2
1999A-2	July 24, 2001	May 1, 2034	$97,600,000	August 1, 2018	64984EBY0
1999A-3	July 24, 2001	May 1, 2034	$97,500,000	August 22, 2018	64984EBZ7
2001B-1	November 1, 2001	October 1, 2036	$33,000,000	August 9, 2018	64984ECM5
2001B-2	November 1, 2001	October 1, 2036	$33,000,000	August 16, 2018	64984ECN3
2001B-3	November 1, 2001	October 1, 2036	$32,000,000	August 23, 2018	64984ECL7
2004A-1	January 29, 2004	January 1, 2039	$24,600,000	August 23, 2018	64984ECY9
2004A-2	January 29, 2004	January 1, 2039	$24,575,000	August 23, 2018	64984ECW3
2004A-3	January 29, 2004	January 1, 2039	$24,575,000	August 23, 2018	64984ECT0
2004A-4	January 29, 2004	January 1, 2039	$24,575,000	August 23, 2018	64984EDB8
2004B-1-1	January 29, 2004	May 1, 2032	$36,750,000	July 26, 2018	64984ECX1
2004B-1-2	January 29, 2004	May 1, 2032	$36,750,000	July 26, 2018	64984ECU7
2004B-1-3	January 29, 2004	May 1, 2032	$36,750,000	July 26, 2018	64984EDC6
2004B-1-4	January 29, 2004	May 1, 2032	$16,975,000	July 26, 2018	64984ECZ6
2004B-2	January 29, 2004	October 1, 2035	$19,750,000	August 2, 2018	64984EDA0

The redemption of each subseries of the Bonds is conditioned upon the receipt of moneys by The Bank of New York Mellon, as registrar and paying agent for the Bonds (the “Paying Agent”) sufficient to pay the Redemption Price on the Redemption Date for the subseries of the Bonds called for redemption and this notice will be of no force or effect for the subseries of the Bonds, and the Redemption Price for the subseries of the Bonds shall not become due and payable, unless such moneys are so received. If such moneys are so received for a subseries of the Bonds, the Redemption Price for the subseries of the Bonds shall on the Redemption Date for the subseries of the Bonds become due and payable and from and after such Redemption Date interest on the subseries of the Bonds shall cease to accrue and all rights of the registered owners of the subseries of the Bonds shall terminate except for the right to receive the Redemption Price upon presentation and surrender of the subseries of the Bonds to the Paying Agent as specified below.

Bonds to be redeemed shall be surrendered to, and any questions regarding this notice should be directed to:

The Bank of New York Mellon
1-800-254-2826

By Mail	By Hand
BNY Mellon Global Corporate Trust 111 Sanders Creek Parkway East Syracuse, NY 13057	BNY Mellon Global Corporate Trust Corporate Trust Window 101 Barclay Street, 1st Fl. East New York NY 10286

The failure to give notice to any registered owner or defects in this notice shall not affect the redemption of the Bonds for which notice has been properly given.

Withholding of 24% of the Redemption Price to be paid within the United States to a registered owner of a Bond may be required unless the Paying Agent has the correct taxpayer information number (social security number or employer identification number) or exemption certificate of the payee.

New York State Energy Research and Development Authority
By: The Bank of New York Mellon, as Trustee and Paying Agent
Dated: June 20, 2018

* Neither the Authority, the Trustee nor the Paying Agent shall be responsible for the selection or the use of the CUSIP numbers selected nor is any representation made as to the correctness or accuracy of the CUSIP numbers listed above. They are included solely for the convenience of the registered owners.